Exhibit 10.1 SECOND AMENDMENT TO CREDIT AGREEMENT This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of June 26, 2020 is entered into by and among ONEOK, INC., an Oklahoma corporation (“Borrower”), ONEOK PARTNERS INTERMEDIATE LIMITED PARTNERSHIP, a Delaware limited partnership (“Intermediate Partnership”), and ONEOK PARTNERS, L.P., a Delaware limited partnership (“Partners,” and together with Intermediate Partnership, the “Guarantors”), the undersigned Lenders, and CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as hereinafter defined). R E C I T A L S A. Reference is made to that certain Credit Agreement effective as of April 18, 2017 among Borrower, the Administrative Agent and the Lenders, as modified by that certain Extension Agreement dated as of June 18, 2018, and as further modified and amended by that certain First Amendment and Extension Agreement dated as of May 24, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). B. Borrower has requested certain amendments to the Credit Agreement. C. Administrative Agent and the Required Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement as provided herein on and as of the Effective Date (as defined below). NOW, THEREFORE, the parties hereto agree as follows: 1. Amendments to Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended to add the following definitions in the appropriate alphabetical order: “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Consolidated Net Total Debt” means, as of any date of determination, Indebtedness of the Borrower and its Subsidiaries on a consolidated basis as of such date, but excluding Indebtedness of the type described in subsection (c) of the definition thereof, less unrestricted cash and cash equivalents of the Borrower and its Subsidiaries (provided, however, the amount of unrestricted cash and cash equivalents that may be deducted from Indebtedness shall not exceed $700,000,000) that are not subject to any Lien other than a Lien described under Section 7.01(r). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. 4827-4109-3568 v.3

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. (b) Section 1.01 of the Credit Agreement is hereby amended to amend and restate the following definitions in their entirety to read as follows: “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Leverage Ratio” means, (a) as of the last day of each of the fiscal quarters ending June 30, 2020, September 30, 2020 and December 31, 2020, the ratio of (i) Consolidated Net Total Debt as of such date (excluding any amount of Hybrid Securities not to exceed a total of 15% of Total Capital) to (ii) Adjusted Consolidated EBITDA for the four consecutive fiscal quarters ending on such date, and (b) as of the last day of all other fiscal quarters, the ratio of (i) Consolidated Total Debt as of such date (excluding any amount of Hybrid Securities not to exceed a total of 15% of Total Capital) to (ii) Adjusted Consolidated EBITDA for the four consecutive fiscal quarters ending on such date. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. (c) Section 5.21 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: 5.21 Affected Financial Institution. No Loan Party is an Affected Financial Institution. (d) Section 10.22 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: 10.22 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any 4827-4109-3568 v.3 liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. (e) Exhibit E to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit E hereto. 2. Conditions Precedent to Effectiveness. This Amendment shall be effective as of the date (the “Effective Date”) that the Administrative Agent shall have received each of the following: (a) Amendment. This Amendment, duly executed and delivered by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders; and (b) Fees; Costs and Expenses. Payment of all fees and other amounts due and payable by any Loan Party to Administrative Agent or Lenders on or prior to the date hereof and, to the extent invoiced, reimbursement or payment of all reasonable expenses required to be reimbursed or paid by any Loan Party hereunder, including the reasonable fees and disbursements invoiced through the date hereof of Administrative Agent’s special counsel, Haynes and Boone, LLP. 3. Representations and Warranties. Each Loan Party, as applicable, hereby represents and warrants to the Lenders that: (a) the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date (except that such materiality qualifier shall not apply to the extent that any such representation or warranty is qualified by materiality); and (b) no Default exists on the date hereof after giving effect to this Amendment. 4827-4109-3568 v.3

4. Affirmation and Ratification. Borrower and the Guarantors each hereby (a) ratifies and affirms each Loan Document to which it is a party (as modified by this Amendment), (b) agrees that all of its obligations and covenants under each Loan Document to which it is a party shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (c) agrees that each Loan Document to which it is a party (as modified by this Amendment) shall remain in full force and effect. In furtherance and not in limitation of the foregoing, each Guarantor hereby consents to this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Lenders (including the Swing Line Lenders) or the L/C Issuers under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. This Amendment is a Loan Document. 5. Miscellaneous. (a) Headings and captions may not be construed in interpreting provisions; and (b) this Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature to this Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. 6. GOVERNING LAW; WAIVER OF RIGHT TO TRIAL BY JURY. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 10.15(a) AND 10.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS. 7. ENTIRE AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. [Signature Pages to Follow] 4827-4109-3568 v.3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written. ONEOK, INC. By: /s/ Walter S. Hulse III Name: Walter S. Hulse III Title: Chief Financial Officer, Treasurer and Executive Vice President, Strategic Planning and Corporate Affairs ONEOK PARTNERS, L.P. By: ONEOK Partners GP, L.L.C., its sole general partner By: /s/ Walter S. Hulse III Name: Walter S. Hulse III Title: Chief Financial Officer, Treasurer and Executive Vice President, Strategic Planning and Corporate Affairs ONEOK PARTNERS INTERMEDIATE LIMITED PARTNERSHIP By: ONEOK ILP GP, L.L.C., its sole general partner By: /s/ Walter S. Hulse III Name: Walter S. Hulse III Title: Chief Financial Officer, Treasurer and Executive Vice President, Strategic Planning and Corporate Affairs Signature Page to Second Amendment to Credit Agreement

CITIBANK, N.A., as Administrative Agent By: /s/ Maureen Maroney Name: Maureen Maroney Title: Vice President Signature Page to Second Amendment to Credit Agreement

CITIBANK, N.A., as a Lender, L/C Issuer and Swing Line Lender By: /s/ Maureen Maroney Name: Maureen Maroney Title: Vice President Signature Page to Second Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender By: /s/ Kimberly Miller Name: Kimberly Miller Title: Vice President Signature Page to Second Amendment to Credit Agreement

BARCLAYS BANK PLC, as a Lender and L/C Issuer By: /s/ Jake Lam Name: Jake Lam Title: Assistant Vice President Signature Page to Second Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender and L/C Issuer By: /s/ Michael A. Harvey Name: Michael A. Harvey Title: Authorized Officer Signature Page to Second Amendment to Credit Agreement

MIZUHO BANK, LTD., as a Lender and L/C Issuer By: /s/ Edward Sacks Name: Edward Sacks Title: Authorized Signatory Signature Page to Second Amendment to Credit Agreement

MORGAN STANLEY BANK, N.A., as a Lender and L/C Issuer By: /s/ Jake Dowden Name: Jake Dowden Title: Authorized Signatory Signature Page to Second Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and L/C Issuer By: /s/ Nathan Starr Name: Nathan Starr Title: Director Signature Page to Second Amendment to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender By: /s/ Nupur Kumar Name: Nupur Kumar Title: Authorized Signatory By: /s/ Michael Dieffenbacher Name: Michael Dieffenbacher Title: Authorized Signatory Signature Page to Second Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender By: /s/ Joe Lattanzi Name: Joe Lattanzi Title: Managing Director Signature Page to Second Amendment to Credit Agreement

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender By: /s/ Michael Borowiecki Name: Michael Borowiecki Title: Authorized Signatory Signature Page to Second Amendment to Credit Agreement

MUFG BANK, LTD., as a Lender By: /s/ Anastasiya Bykov Name: Anastasiya Bykov Title: Authorized Signatory Signature Page to Second Amendment to Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender By: /s/ Jamie Minieri Name: Jamie Minieri Title: Authorized Signatory Signature Page to Second Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Jennifer L. Shafer Name: Jennifer L. Shafer Title: Vice President Signature Page to Second Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Shawn O’Hara Name: Shawn O’Hara Title: Senior Vice President Signature Page to Second Amendment to Credit Agreement

TRUIST BANK, formerly known as BRANCH BANKING & TRUST COMPANY, as a Lender By: /s/ James Giordano Name: James Giordano Title: Senior Vice President Signature Page to Second Amendment to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender By: /s/ Ming K. Chu Name: Ming K. Chu Title: Director By: /s/ Annie Chung Name: Annie Chung Title: Director Signature Page to Second Amendment to Credit Agreement

ROYAL BANK OF CANADA, as a Lender By: /s/ Grace Garcia Name: Grace Garcia Title: Authorized Signatory Signature Page to Second Amendment to Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender By: /s/ Michael Maguire Name: Michael Maguire Title: Managing Director Signature Page to Second Amendment to Credit Agreement

REGIONS BANK, as a Lender By: /s/ Cody Chance Name: Cody Chance Title: Vice President Signature Page to Second Amendment to Credit Agreement

BOKF NA, DBA BANK OF OKLAHOMA, as a Lender By: /s/ J. Nick Cooper Name: J. Nick Cooper Title: Senior Vice President Signature Page to Second Amendment to Credit Agreement

ARVEST BANK, as a Lender By: /s/ David S. Nickel Name: David S. Nickel Title: Loan Manager, EVP Signature Page to Second Amendment to Credit Agreement